United States Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2003

FIRST INDIANA CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	35-1692825

(State or other jurisdiction of	(IRS Employer Identification Number)
incorporation or organization)

135 North Pennsylvania Street, Indianapolis, IN	46204

(Address of principal executive office)	(Zip Code)

(317) 269-1200

(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

        On July 9, 2003, First Indiana Corporation (First Indiana) announced a change in the date of conference call, now to be held on Thursday, July 17, 2003.

        Pursuant to General Instruction F to Form 8-K, the press release issued July 9, 2003 concerning this financial data is incorporated herein by reference and is attached hereto as Exhibit 20.

Item 7. Financial Statements and Exhibits

        (c) Exhibits

Exhibit No.	Exhibit

20	Press Release dated July 9, 2003

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Indiana Corporation

Date: July 9, 2003	By:	/s/ William J. Brunner

William J. Brunner
Chief Financial Officer